                                                                   EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the AIP Alternative Strategies Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the AIP Alternative Strategies Funds for the period ended January 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the AIP Alternative Strategies Funds for the stated period.


/s/ Lee Schultheis                               /s/ Stephen G. Bondi
-------------------------------------------      -------------------------------------------
Lee Schultheis                                   Stephen G. Bondi
President, AIP Alternative Strategies Funds      Treasurer, AIP Alternative Strategies Funds

Dated: March 27, 2006                            Dated: March 27, 2006
       --------------                                   --------------


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by AIP Alternative Strategies Funds for purposes of Section 18 of the Securities Exchange Act of 1934.